UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-4375

Name of Fund: Merrill Lynch New Jersey Municipal Bond Fund of Merrill Lynch
              Multi-State Municipal Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
        New Jersey Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 07/31/04

Date of reporting period: 08/01/03 - 01/31/04

Item 1 - Report to Shareholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                Merrill Lynch
                                New Jersey Municipal
                                Bond Fund

Semi-Annual Report
January 31, 2004

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch New Jersey Municipal Bond Fund

Officers and Trustees

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Joe Grills, Trustee
Herbert I. London, Trustee
Andre F. Perold, Trustee
Roberta Cooper Ramo, Trustee
Robert S. Salomon, Jr., Trustee
Stephen B. Swensrud, Trustee
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Brian D. Stewart, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


2       MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND    JANUARY 31, 2004

A Letter From the President

Dear Shareholder

In my 35 years in the asset management business, 2003 was among the more memorable. The year, which opened with geopolitical turmoil, unrelenting economic uncertainty and a dismal continuation of a three-year equity market slump, vigorously reversed course in the months that followed.

As we entered 2004, the equity markets maintained their positive momentum from year-end 2003. For the six-month and 12-month periods ended January 31, 2004, the Standard & Poor's (S&P) 500 Index returned +15.23% and +34.57%, respectively. In the fixed income markets, investors willing to accept the greatest risk were rewarded the most. This trend held true in the municipal bond market, where high yield issues generally outperformed investment grade bonds. For the six-month and 12-month periods ended January 31, 2004, the Lehman Brothers Non-Investment Grade Index of municipal bonds posted respective returns of +9.99% and +15.33%.

The major signposts indicate that we are seeing a shift from economic growth fueled primarily by fiscal and monetary stimulus to a broader-based, self-sustaining economic expansion. Gross domestic product growth, which peaked at an annualized rate of 8.2% in the third quarter of 2003, is estimated at a more sustainable 4% in the fourth quarter. That level of growth is expected to repeat itself in the first quarter of 2004. For its part, the Federal Reserve Board has reiterated its willingness to keep short-term interest rates at current low levels to ensure the economy's strength.

Accompanying the increase in economic activity was an improvement in corporate earnings. By the end of January, 298 of the S&P 500 companies had reported their fourth-quarter results, and 67.4% of those exceeded expectations. In the meantime, the American consumer, who continued to spend despite the faltering economy, may get further incentive from another round of Federal tax refunds in 2004.

At Merrill Lynch Investment Managers, we believe events and efforts of 2003 leave us with a much stronger economy and the recent optimism suggests it is time for investors to consider what can go right in 2004. We encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Trustee


        MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND    JANUARY 31, 2004       3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      We remained focused on limiting the Fund's sensitivity to future interest rate changes while also pursuing a competitive yield for our shareholders through investment in lower-quality, higher-yielding credits.

Discuss the recent market environment relative to municipal bonds.

Over the past six months, long-term fixed income interest rates generally declined as the U.S. economy gained strength. Gross domestic product growth expanded at an annualized rate of 8.2% in the third quarter of 2003, with fourth-quarter growth estimated at 4.0%. These figures were well above the 1.4% rate of growth registered in the first quarter of 2003. Improving economic conditions benefited equity markets, as the Standard & Poor's 500 Index, a widely recognized measure of U.S. stock market performance, returned +15.23% for the six months ended January 31, 2004. Despite the strong growth, the Federal Reserve Board seemed apt to leave short-term interest rates at their current low levels, citing subdued employment growth and the absence of material inflationary pressures.

While short-term interest rates remained at historic lows, long-term interest rates generally declined over the past six months. At the end of January 2004, long-term U.S. Treasury bond yields stood at 4.96%, having dropped 40 basis points (.40%) from six months earlier. In the tax-exempt bond market, long-term revenue bond yields also fell 40 basis points to 5.02%, as measured by the Bond Buyer Revenue Bond Index. Both 30-year and 10-year Aaa-rated municipal issues -- the highest rated -- saw their yields decrease approximately 50 basis points during the six-month period ended January 31, 2004, as reported by Municipal Market Data.

Although improving U.S. equity valuations took some attention away from fixed income markets, overall demand for tax-exempt products remained positive. With tax-exempt money market rates at or below 1% and low nominal municipal bond yields in general, many investors have moved increasingly further out on the municipal yield curve to generate the desired level of tax-exempt income. This gravitation toward longer maturities helped support the strong demand and performance exhibited by tax-exempt products during the period.

The municipal bond market's performance also benefited from a notable improvement in supply/demand dynamics. In recent months, the pace of new municipal bond issuance has greatly declined. For the 12 months ended January 31, 2004, municipalities issued more than $375 billion in new securities, an increase of approximately 5% compared to last year's issuance. Clearly, municipalities viewed the historically low interest rates over the past year as an opportunity to finance existing infrastructure needs and to refinance outstanding, higher-coupon debt. Over the past six months, however, new issuance fell 11.5% compared to the same period a year earlier. The decline was even more pronounced in the last three months, with a decrease of more than 13% compared to the same three months last year. This decline in supply helped strengthen the municipal market's positive technical position and enhanced recent performance. New-issue supply is expected to remain manageable in early 2004 and should help support the tax-exempt bond market's position as an attractive fixed income investment alternative.

Describe conditions in the State of New Jersey.

New Jersey remains one of the wealthiest states in the nation with high personal income levels and strong house price appreciation. Offsetting these strengths are New Jersey's high debt and tax burden.

During the first half of the state's 2003 fiscal year (which closes on June 30, 2004), state revenues modestly exceeded budget projections. This was primarily because of better-than-expected tax collections, particularly with regard to the corporate business tax (CBT). The CBT was restructured in 2003 to help balance the budget and to provide ongoing revenues. Facing another budget shortfall of approximately $5 billion for fiscal year 2004, the state continued to seek permanent sources of income. It increased cigarette and casino industry taxes and implemented a new hotel occupancy tax. Despite these measures, the 2004 budget remained structurally unbalanced and the state reduced its pension payment ($730 million) and used its remaining tobacco securitization revenues ($1.5 billion) to help close the gap. These one-time items will not be available to balance the 2005 budget, which is projected to have a $4 billion gap.


4       MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND    JANUARY 31, 2004

For its part, New Jersey's economy includes superior higher-education and health care sectors and a robust pharmaceutical industry. In an effort to build on these strengths, the state proposed merging three public universities with the aim of attracting Federal funding for research and job growth. The merger discussions stalled recently and are not expected to resume in the coming months. Other initiatives designed to attract and retain business in the Garden State included the expansion of the Business Employment Incentive Program (BEIP) under which the state provides grants to businesses. The state issued $60 million in taxable bonds in December 2003 as part of its $300 million plan to secure a permanent funding source for BEIP. In November 2003, voters approved an additional $150 million for open space purchases and a $150 million bonding capacity for the Garden State Preservation Trust.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended January 31, 2004, the Fund's Class A, Class B, Class C and Class I Shares had total returns of +5.86%, +5.64%, +5.70% and +6.02%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) Fund returns generally exceeded or performed in line with the +5.73% return of the unmanaged benchmark Lehman Brothers Municipal Bond Index for the same period. In addition, the Fund outperformed its comparable Lipper category of New Jersey Municipal Debt Funds, which had an average return of +5.52% for the six-month period. (Funds in this Lipper category limit their investment to those securities exempt from taxation in the state of New Jersey.)

The positive results over the past six months are largely attributed to the Fund's exposure to lower-quality, higher-yielding securities. During the period, investors increasingly searched for higher yields in the low interest rate environment. As a result, credit quality spreads tightened as demand for high yield issues increased, leading the more speculative-grade bonds to outperform investment grade issues. By maintaining an overweight stance in the high yield municipal bond arena, the Fund was able to benefit from the ongoing contraction in credit spreads and, thereby, outperform many of its peers. The incremental yield that these holdings generated also enabled the Fund to provide its shareholders with a competitive monthly dividend.

What changes were made to the portfolio during this period?

Given the potential for rising interest rates ahead, we continued to position the portfolio more defensively in an effort to preserve the Fund's net asset value and the returns earned for our shareholders over the past several months. To this end, some of the portfolio's more interest rate-sensitive holdings were sold. In most cases, the proceeds were reinvested opportunistically in higher-yielding issues that we expect should benefit from improving financial performance and continued demand for more speculative grade bonds.

In the second half of the period, as economic growth accelerated further, we took the opportunity to implement a modest hedge. The goal again was to insulate the portfolio from the negative price impact associated with a rise in interest rates.

How would you characterize the Fund's position at the close of the period?

At period end, the portfolio was positioned for an expected rise in interest rates, as improving economic news engendered debate over when the Federal Reserve Board would shift its easing monetary policy. In addition to maintaining this defensive stance, we also remained focused on generating excess returns for our shareholders through exposure to lower-rated issues. Although credit quality spread contraction may continue at a more moderate pace in certain sectors of the municipal bond market, we still believe that the greatest returns are likely to come from the incremental yield offered by these types of securities. In our view, improving credit fundamentals and an increased risk tolerance among investors suggest that quality spreads have further room to narrow.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

February 13, 2004


        MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND    JANUARY 31, 2004       5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                                               10-Year/
                                                               6-Month        12-Month      Since Inception    Standardized
As of January 31, 2004                                      Total Return    Total Return      Total Return     30-Day Yield
===========================================================================================================================
ML New Jersey Municipal Bond Fund Class A Shares*               +5.86%          +6.33%          +67.57%            3.82%
---------------------------------------------------------------------------------------------------------------------------
ML New Jersey Municipal Bond Fund Class B Shares*               +5.64           +6.00           +50.48             3.57
---------------------------------------------------------------------------------------------------------------------------
ML New Jersey Municipal Bond Fund Class C Shares*               +5.70           +5.90           +59.86             3.47
---------------------------------------------------------------------------------------------------------------------------
ML New Jersey Municipal Bond Fund Class I Shares*               +6.02           +6.53           +58.30             3.91
---------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**                          +5.73           +6.19        +78.50/+91.05           --
---------------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's 10-year/since inception periods are 10 years for Class B & Class I Shares and from 10/21/94 for Class A & Class C Shares.
** This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. Ten-year/since inception total returns are for 10 years and from 10/31/94.


6       MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND    JANUARY 31, 2004

Performance Data (concluded)

Average Annual Total Return

                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 1/31/04                                +6.33%          +2.08%
--------------------------------------------------------------------------------
Five Years Ended 1/31/04                              +4.04           +3.19
--------------------------------------------------------------------------------
Inception (10/21/94)
through 1/31/04                                       +5.72           +5.26
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                         Return        Return
                                                     Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 1/31/04                                   +6.00%        +2.00%
--------------------------------------------------------------------------------
Five Years Ended 1/31/04                                 +3.61         +3.28
--------------------------------------------------------------------------------
Ten Years Ended 1/31/04                                  +4.17         +4.17
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                        Return         Return
                                                     Without CDSC    With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 1/31/04                                   +5.90%        +4.90%
--------------------------------------------------------------------------------
Five Years Ended 1/31/04                                 +3.51         +3.51
--------------------------------------------------------------------------------
Inception (10/21/94)
through 1/31/04                                          +5.19         +5.19
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 1/31/04                                +6.53%          +2.26%
--------------------------------------------------------------------------------
Five Years Ended 1/31/04                              +4.14           +3.29
--------------------------------------------------------------------------------
Ten Years Ended 1/31/04                               +4.70           +4.27
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.


        MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND    JANUARY 31, 2004       7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                      S&P      Moody's  Face
                      Ratings  Ratings  Amount    Municipal Bonds                                                         Value
================================================================================================================================
New Jersey--88.1%
--------------------------------------------------------------------------------------------------------------------------------
                                                  Camden County, New Jersey, Pollution Control Financing Authority,
                                                  Solid Waste Resource Recovery Revenue Refunding Bonds, AMT:
                      CCC      B2       $  340        Series A, 7.50% due 12/01/2010                                     $   331
                      CCC      B2          190        Series B, 7.50% due 12/01/2009                                         185
                      ----------------------------------------------------------------------------------------------------------
                      AAA      Aaa       3,000    Cape May County, New Jersey, Industrial Pollution Control Financing
                                                  Authority Revenue Bonds (Atlantic City Electric Company Project),
                                                  AMT, Series A, 7.20% due 11/01/2029 (e)                                  3,185
                      ----------------------------------------------------------------------------------------------------------
                      NR*      Baa2      1,300    Cape May Point, New Jersey, GO, 5.70% due 3/15/2013                      1,447
                      ----------------------------------------------------------------------------------------------------------
                      A-       A2        2,450    Delaware River Joint Toll Bridge Commission, New Jersey, Bridge
                                                  Revenue Refunding Bonds, 5% due 7/01/2024                                2,518
                      ----------------------------------------------------------------------------------------------------------
                      NR*      Aaa       5,125    Egg Harbor Township, New Jersey, School District, GO, Refunding,
                                                  5.50% due 7/15/2025 (b)                                                  5,603
                      ----------------------------------------------------------------------------------------------------------
                      NR*      Aaa       1,155    Evesham, New Jersey, Municipal Utilities Authority, Revenue
                                                  Refunding Bonds, Series A, 6.125% due 7/01/2010 (e)                      1,381
                      ----------------------------------------------------------------------------------------------------------
                      AAA      Aaa       4,135    Garden State Preservation Trust, New Jersey, Capital Appreciation
                                                  Revenue Bonds, Series B, 5.24%** due 11/01/2027 (d)                      1,252
                      ----------------------------------------------------------------------------------------------------------
                                                  Garden State Preservation Trust, New Jersey, Revenue Bonds,
                                                  Series A (d):
                      AAA      Aaa       1,000        5.25% due 11/01/2018                                                 1,104
                      AAA      Aaa       1,225        5% due 11/01/2020                                                    1,304
                      ----------------------------------------------------------------------------------------------------------
                                                  Morris County, New Jersey, Improvement Authority Revenue Bonds
                                                  (Pooled Program):
                      NR*      Aaa         290        5% due 8/15/2017                                                       314
                      NR*      Aaa         300        5% due 8/15/2018                                                       323
                      NR*      Aaa         315        5% due 8/15/2019                                                       337
                      ----------------------------------------------------------------------------------------------------------
                                                  New Jersey EDA, EDR (Masonic Charity Foundation of New Jersey):
                      A+       NR*         600        5.25% due 6/01/2024                                                    631
                      A+       NR*         500        5.25% due 6/01/2032                                                    525
                      ----------------------------------------------------------------------------------------------------------
                                                  New Jersey EDA, First Mortgage Revenue Bonds (The  Presbyterian Home):
                      NR*      NR*       1,330        Series A, 6.375% due 11/01/2031                                      1,341
                      NR*      NR*       1,630        Series B, 5.75% due 11/01/2031                                       1,611
                      ----------------------------------------------------------------------------------------------------------
                      NR*      Ba3       1,250    New Jersey EDA, IDR, Refunding (Newark Airport Marriott Hotel),
                                                  7% due 10/01/2014                                                        1,248
                      ----------------------------------------------------------------------------------------------------------
                      NR*      NR*         425    New Jersey EDA, Retirement Community Revenue Bonds (Cedar Crest
                                                  Village Inc. Facility), Series A, 7.25% due 11/15/2031                     433
                      ----------------------------------------------------------------------------------------------------------
                      AAA      Aaa       2,000    New Jersey EDA, Revenue Bonds (Transportation Project), Sub-Lease,
                                                  Series A, 6% due 5/01/2009 (d)(f)                                        2,344
                      ----------------------------------------------------------------------------------------------------------
                      AAA      Aaa       2,500    New Jersey EDA, Revenue Refunding Bonds (RWJ Health Care
                                                  Corporation), 6.50% due 7/01/2024 (d)                                    2,601
                      ----------------------------------------------------------------------------------------------------------
                      B        Caa2      5,000    New Jersey EDA, Special Facility Revenue Bonds (Continental
                                                  Airlines Inc. Project), AMT, 6.25% due 9/15/2019                         4,521

Portfolio Abbreviations

To simplify the listings of Merrill Lynch New Jersey Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
EDA    Economic Development Authority
EDR    Economic Development Revenue Bonds
GO     General Obligation Bonds
IDR    Industrial Development Revenue Bonds
RIB    Residual Interest Bonds
RITR   Residual Interest Trust Receipts


8       MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND    JANUARY 31, 2004

Schedule of Investments (continued)                               (in Thousands)

                      S&P      Moody's  Face
                      Ratings  Ratings  Amount    Municipal Bonds                                                          Value
================================================================================================================================
New Jersey (continued)
--------------------------------------------------------------------------------------------------------------------------------
                      AAA      Aaa      $2,000    New Jersey EDA, State Contract Revenue Refunding Bonds (Economic
                                                  Fund), Series A, 5.25%** due 3/15/2021 (e)                             $   873
                      ----------------------------------------------------------------------------------------------------------
                      AAA      Aaa       5,000    New Jersey EDA, State Lease Revenue Bonds (State Office Buildings
                                                  Projects), 6.25% due 6/15/2020 (a)                                       5,892
                      ----------------------------------------------------------------------------------------------------------
                      AAA      Aaa       1,000    New Jersey EDA, Water Facilities Revenue Refunding Bonds (American
                                                  Water), AMT, Series B, 5.125% due 4/01/2022 (a)                          1,048
                      ----------------------------------------------------------------------------------------------------------
                                                  New Jersey Health Care Facilities Financing Authority Revenue
                                                  Bonds:
                      BB+      NR*       1,150        (Pascack Valley Hospital Association), 6.625% due 7/01/2036          1,181
                      A+       A2        3,570        (Robert Wood Johnson University Hospital), 5.75% due 7/01/2025       3,824
                      A+       A2          680        (Robert Wood Johnson University Hospital), 5.75% due 7/01/2031         726
                      NR*      Baa2        665        (Somerset Medical Center), 5.50% due 7/01/2033                         668
                      NR*      Baa1      2,720        (South Jersey Hospital), 6% due 7/01/2026                            2,844
                      AA       NR*       2,500        (Southern Ocean County Hospital), 5.125% due 7/01/2031 (i)           2,555
                      ----------------------------------------------------------------------------------------------------------
                                                  New Jersey Health Care Facilities Financing Authority, Revenue
                                                  Refunding Bonds:
                      A-       A3          910        (Atlantic City Medical Center), 6.25% due 7/01/2017                  1,012
                      AA       NR*       2,500        (Bayshore Community Hospital), 5.125% due 7/01/2032 (i)              2,557
                      BBB      Baa1        600        (Capital Health System Inc.), Series A, 5.75% due 7/01/2023            623
                      BBB-     Baa3      1,500        (Trinitas Hospital Obligation Group), 7.40% due 7/01/2020            1,678
                      ----------------------------------------------------------------------------------------------------------
                      AAA      Aaa         800    New Jersey State Educational Facilities Authority, Higher
                                                  Education, Capital Improvement Revenue Bonds, Series A, 5.125%
                                                  due 9/01/2022 (a)                                                          846
                      ----------------------------------------------------------------------------------------------------------
                                                  New Jersey State Educational Facilities Authority Revenue Bonds:
                      NR*      Baa3      1,710        (Bloomfield College), Series A, 6.85% due 7/01/2030                  1,738
                      BBB+     Baa1        750        (Georgian Court College Project), Series C, 6.50%
                                                      due 7/01/2033                                                          824
                      AAA      Aaa       1,000        (New Jersey Institute of Technology), Series G, 5.25%
                                                      due 7/01/2019 (e)                                                    1,082
                      AAA      Aaa       1,120        (Public Library Project Grant Issue), Series A, 5.50%
                                                      due 9/01/2019 (a)                                                    1,244
                      ----------------------------------------------------------------------------------------------------------
                                                  New Jersey State Educational Facilities Authority, Revenue
                                                  Refunding Bonds:
                      AAA      Aaa       1,000        (Princeton Theological Seminary), 5% due 7/01/2026                   1,047
                      AAA      Aaa       1,375        (Princeton University), Series E, 5% due 7/01/2020                   1,468
                      ----------------------------------------------------------------------------------------------------------
                      AAA      Aaa       5,000    New Jersey State Transit Corporation, COP (Federal Transit
                                                  Administration Grants), Series A, 6.125% due 9/15/2009 (a)(f)            5,931
                      ----------------------------------------------------------------------------------------------------------
                      NR*      Aaa      14,700    New Jersey State Transportation Trust Fund Authority, Revenue
                                                  Refunding Bonds, RITR, Series RI, 10.135% due 6/15/2014 (c)(e)          17,008
                      ----------------------------------------------------------------------------------------------------------
                                                  New Jersey State Transportation Trust Fund Authority,
                                                  Transportation System Revenue Refunding Bonds, Series B (e):
                      AAA      Aaa       1,560        6.50% due 6/15/2010                                                  1,892
                      AAA      Aaa         940        6.50% due 6/15/2010 (g)                                              1,144
                      ----------------------------------------------------------------------------------------------------------
                      AAA      Aaa       1,000    New Jersey State Turnpike Authority, Turnpike Revenue Refunding
                                                  Bonds, Series A, 5% due 1/01/2027 (b)                                    1,038


        MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND    JANUARY 31, 2004       9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                      S&P      Moody's  Face
                      Ratings  Ratings  Amount   Municipal Bonds                                                          Value
================================================================================================================================
New Jersey (concluded)
--------------------------------------------------------------------------------------------------------------------------------
                      NR*      Aaa      $  980    Newark, New Jersey, Health Care Facility Revenue Refunding Bonds
                                                  (New Community Urban Renewal), Series A, 5.20% due 6/01/2030 (h)       $ 1,032
                      ----------------------------------------------------------------------------------------------------------
                      AA-      A1        1,000    Port Authority of New York and New Jersey, Consolidated Revenue
                                                  Bonds, 85th Series, 5.20% due 9/01/2018                                  1,109
                      ----------------------------------------------------------------------------------------------------------
                                                  Port Authority of New York and New Jersey, Special Obligation
                                                  Revenue Bonds (JFK International Air Terminal LLC), AMT (e):
                      NR*      Aaa       1,000        RIB, Series 157, 10.24% due 12/01/2022 (c)                           1,223
                      AAA      Aaa       2,000        Terminal 6, 6.25% due 12/01/2011                                     2,324
                      ----------------------------------------------------------------------------------------------------------
                      A        NR*       1,500    South Jersey Port Corporation of New Jersey, Revenue Refunding
                                                  Bonds, AMT, 5.20% due 1/01/2023                                          1,545
                      ----------------------------------------------------------------------------------------------------------
                                                  Tobacco Settlement Financing Corporation of New Jersey Revenue
                                                  Bonds:
                      BBB      Baa2      1,635        6.75% due 6/01/2039                                                  1,602
                      BBB      Baa2      1,600        7% due 6/01/2041                                                     1,622
                      ----------------------------------------------------------------------------------------------------------
                      AAA      Aaa       2,000    Union County, New Jersey, Utilities Authority, Revenue Refunding
                                                  Bonds (Ogden Martin System of Union), Senior Lease, AMT, Series A,
                                                  5.50% due 6/01/2010 (a)                                                  2,251
                      ----------------------------------------------------------------------------------------------------------
                      AAA      Aaa       1,030    University of Medicine and Dentistry, New Jersey, Revenue Bonds,
                                                  Series A, 5.50% due 12/01/2027 (a)                                       1,122

================================================================================================================================
Guam--1.4%
--------------------------------------------------------------------------------------------------------------------------------
                      AAA      Aaa         865    A.B. Won Guam International Airport Authority, General Revenue
                                                  Refunding Bonds, Series B, 5.25% due 10/01/2023 (e)                        924
                      ----------------------------------------------------------------------------------------------------------
                      B+       Ba3         750    Commonwealth of the Northern Mariana Islands, GO, Series A, 6.75%
                                                  due 10/01/2033                                                             767

================================================================================================================================
Puerto Rico--0.9%
--------------------------------------------------------------------------------------------------------------------------------
                      CCC      Caa2      1,345    Puerto Rico Industrial Medical and Environmental Pollution Control
                                                  Facilities Financing Authority, Special Facilities Revenue Bonds
                                                  (American Airlines Inc.), Series A, 6.45% due 12/01/2025                 1,056

================================================================================================================================
Virgin Islands--1.2%
--------------------------------------------------------------------------------------------------------------------------------
                      BBB-     Baa3     1,400    Virgin Islands Government Refinery Facilities, Revenue Refunding
                                                 Bonds (Hovensa Coker Project), AMT, 6.50% due 7/01/2021                   1,511
                      ----------------------------------------------------------------------------------------------------------
                                                 Total Municipal Bonds (Cost--$104,186)--91.6%                           113,370
                      ==========================================================================================================


8       MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND    JANUARY 31, 2004

Schedule of Investments (concluded)                               (in Thousands)

                                       Shares
                                       Held      Short Term Securities                                                   Value
                      =========================================================================================================
                                        9,707    CMA New Jersey Municipal Money Fund***                                $  9,707
                      ---------------------------------------------------------------------------------------------------------
                                                 Total Short Term Securities (Cost--$9,707)--7.8%                         9,707
                      ==========================================================================================================
                      Total Investments (Cost--$113,893)--99.4%                                                         123,077

                      Unrealized Depreciation on Forward Interest Rate Swaps****--(0.1%)                                   (133)

                      Other Assets Less Liabilities--0.7%                                                                   866
                                                                                                                       --------
                      Net Assets--100.0%                                                                               $123,810
                                                                                                                       ========

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2004.
(d)   FSA Insured.
(e)   MBIA Insured.
(f)   Prerefunded.
(g)   Escrowed to maturity.
(h)   GNMA Collateralized.
(i)   Radian Insured.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
*** Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                                Net     Dividend
      Affiliate                                              Activity    Income
      --------------------------------------------------------------------------
      CMA New Jersey Municipal Money Fund                      2,805          $4
      --------------------------------------------------------------------------

**** Forward interest rate swaps entered into as of January 31, 2004 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                        Notional     Unrealized
                                                         Amount     Depreciation
      --------------------------------------------------------------------------
      Receive a variable rate equal to 3-Month
      LIBOR at quarterly reset date and pay a
      fixed rate equal to 4.863%

      Broker, J.P. Morgan Chase Bank
      Expires February 2014                              $3,500           $(106)

      Receive a variable rate equal to 7-Day
      Bond Market Association Municipal
      Swap Index Rate and pay a fixed
      rate of 3.702%

      Broker, J.P. Morgan Chase Bank
      Expires May 2014                                   $3,500             (27)
      --------------------------------------------------------------------------
      Total                                                               $(133)
                                                                          ======

      See Notes to Financial Statements.


        MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND    JANUARY 31, 2004      11

[LOGO] Merrill Lynch Investment Managers

Statement of Assets and Liabilities

As of January 31, 2004
===================================================================================================================
Assets
-------------------------------------------------------------------------------------------------------------------
                   Investments, at value (identified cost--$113,893,070) .......                      $ 123,077,291
                   Receivables:
                      Interest .................................................    $   1,182,817
                      Beneficial interest sold .................................           30,749
                      Dividends from affiliates ................................              106         1,213,672
                                                                                    -------------
                   Prepaid registration fees ...................................                             12,618
                                                                                                      -------------
                   Total assets ................................................                        124,303,581
                                                                                                      -------------
===================================================================================================================
Liabilities
-------------------------------------------------------------------------------------------------------------------
                   Unrealized depreciation on forward interest rate swaps ......                            133,182
                   Payables:
                      Dividends to shareholders ................................          146,264
                      Forward interest rate swaps ..............................           74,820
                      Investment adviser .......................................           60,043
                      Beneficial interest redeemed .............................           32,387
                      Distributor ..............................................           28,008
                      Other affiliates .........................................           15,754           357,276
                                                                                    -------------
                   Accrued expenses and other liabilities ......................                              2,697
                                                                                                      -------------
                   Total liabilities ...........................................                            493,155
                                                                                                      -------------
===================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------
                   Net assets ..................................................                      $ 123,810,426
                                                                                                      =============
===================================================================================================================
Net Assets Consist of
-------------------------------------------------------------------------------------------------------------------
                   Class A Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized ......................                      $     315,713
                   Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized ......................                            378,192
                   Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized ......................                            151,362
                   Class I Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized ......................                            327,201
                   Paid-in capital in excess of par ............................                        124,758,712
                   Undistributed investment income--net ........................    $     142,934
                   Accumulated realized capital losses on investments--net .....      (11,314,727)
                   Unrealized appreciation on investments--net .................        9,051,039
                                                                                    -------------
                   Total accumulated losses--net ...............................                         (2,120,754)
                                                                                                      -------------
                   Net Assets ..................................................                      $ 123,810,426
                                                                                                      =============
===================================================================================================================
Net Asset Value
-------------------------------------------------------------------------------------------------------------------
                   Class A--Based on net assets of $33,353,903 and 3,157,127
                    shares of beneficial interest outstanding ..................                      $       10.56
                                                                                                      =============
                   Class B--Based on net assets of $39,933,116 and 3,781,923
                    shares of beneficial interest outstanding ..................                      $       10.56
                                                                                                      =============
                   Class C--Based on net assets of $15,977,600 and 1,513,623
                    shares of beneficial interest outstanding ..................                      $       10.56
                                                                                                      =============
                   Class I--Based on net assets of $34,545,807 and 3,272,009
                    shares of beneficial interest outstanding ..................                      $       10.56
                                                                                                      =============

      See Notes to Financial Statements.


12      MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND    JANUARY 31, 2004

Statement of Operations

For the Six Months Ended January 31, 2004
===================================================================================================================
Investment Income
-------------------------------------------------------------------------------------------------------------------
                   Interest ....................................................                      $   3,308,061
                   Dividends from affiliates ...................................                              4,478
                                                                                                      -------------
                   Total income ................................................                          3,312,539
                                                                                                      -------------
===================================================================================================================
Expenses
-------------------------------------------------------------------------------------------------------------------
                   Investment advisory fees ....................................    $     315,690
                   Account maintenance and distribution fees--Class B ..........          106,148
                   Account maintenance and distribution fees--Class C ..........           48,218
                   Accounting services .........................................           42,281
                   Professional fees ...........................................           28,615
                   Printing and shareholder reports ............................           24,325
                   Account maintenance fees--Class A ...........................           15,633
                   Registration fees ...........................................           12,114
                   Transfer agent fees--Class B ................................           11,010
                   Transfer agent fees--Class A ................................            6,721
                   Transfer agent fees--Class I ................................            5,371
                   Trustees' fees and expenses .................................            5,176
                   Custodian fees ..............................................            4,414
                   Pricing fees ................................................            4,259
                   Transfer agent fees--Class C ................................            4,036
                   Other .......................................................            6,408
                                                                                    -------------
                   Total expenses before reimbursement .........................          640,419
                   Reimbursement of expenses ...................................           (4,881)
                                                                                    -------------
                   Total expenses after reimbursement ..........................                            635,538
                                                                                                      -------------
                   Investment income--net ......................................                          2,677,001
                                                                                                      -------------
===================================================================================================================
Realized & Unrealized Gain (Loss) on Investments--Net
-------------------------------------------------------------------------------------------------------------------
                   Realized loss on investments--net ...........................                           (214,544)
                   Change in unrealized appreciation on investments--net .......                          3,874,905
                                                                                                      -------------
                   Total realized and unrealized gain on investments--net ......                          3,660,361
                                                                                                      -------------
                   Net Increase in Net Assets Resulting from Operations ........                      $   6,337,362
                                                                                                      =============

      See Notes to Financial Statements.


        MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND    JANUARY 31, 2004      13

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets

                                                                                     For the Six         For the
                                                                                     Months Ended       Year Ended
                                                                                      January 31,        July 31,
Increase (Decrease) in Net Assets:                                                       2004              2003
===================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------
                   Investment income--net ......................................    $   2,677,001     $   5,198,830
                   Realized loss on investments--net ...........................         (214,544)       (1,197,055)
                   Change in unrealized appreciation on investments--net .......        3,874,905        (1,095,579)
                                                                                    -------------------------------
                   Net increase in net assets resulting from operations ........        6,337,362         2,906,196
                                                                                    -------------------------------
===================================================================================================================
Dividends to Shareholders
-------------------------------------------------------------------------------------------------------------------
                   Investment income--net:
                      Class A ..................................................         (753,365)       (1,197,765)
                      Class B ..................................................         (937,672)       (2,384,450)
                      Class C ..................................................         (346,775)         (622,550)
                      Class I ..................................................         (614,733)         (959,226)
                                                                                    -------------------------------
                   Net decrease in net assets resulting from dividends to
                   shareholders ................................................       (2,652,545)       (5,163,991)
                                                                                    -------------------------------
===================================================================================================================
Beneficial Interest Transactions
-------------------------------------------------------------------------------------------------------------------
                   Net increase (decrease) in net assets derived from
                    beneficial interest transactions ...........................        8,202,603        (5,377,948)
                                                                                    -------------------------------
===================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------
                   Total increase (decrease) in net assets .....................       11,887,420        (7,635,743)
                   Beginning of period .........................................      111,923,006       119,558,749
                                                                                    -------------------------------
                   End of period* ..............................................    $ 123,810,426     $ 111,923,006
                                                                                    ===============================
                      * Undistributed investment income--net ...................    $     142,934     $     118,478
                                                                                    ===============================

      See Notes to Financial Statements.


14      MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND    JANUARY 31, 2004

Financial Highlights

                                                                                             Class A
                                                             ----------------------------------------------------------------------
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended               For the Year Ended July 31,++
                                                             January 31,      -----------------------------------------------------
Increase (Decrease) in Net Asset Value:                         2004            2003           2002           2001           2000
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period ...   $  10.22        $  10.43       $  10.48       $   9.94       $  10.60
                                                              ---------------------------------------------------------------------
                   Investment income--net .................        .26+            .50+           .48            .46            .49
                   Realized and unrealized gain (loss) on
                    investments--net ......................        .33            (.21)          (.05)           .54           (.48)
                                                              ---------------------------------------------------------------------
                   Total from investment operations .......        .59             .29            .43           1.00            .01
                                                              ---------------------------------------------------------------------
                   Less dividends and distributions:
                      Investment income--net ..............       (.25)           (.50)          (.48)          (.46)          (.49)
                      In excess of realized gain on
                       investments--net ...................         --              --             --             --           (.18)
                                                              ---------------------------------------------------------------------
                   Total dividends and distributions ......       (.25)           (.50)          (.48)          (.46)          (.67)
                                                              ---------------------------------------------------------------------
                   Net asset value, end of period .........   $  10.56        $  10.22       $  10.43       $  10.48       $   9.94
                                                              =====================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share .....       5.86%@          2.76%          4.22%         10.29%           .42%
                                                              =====================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                   Expenses, net of reimbursement .........        .90%*           .93%           .94%           .90%           .82%
                                                              =====================================================================
                   Expenses ...............................        .91%*           .93%           .94%           .90%           .82%
                                                              =====================================================================
                   Investment income--net .................       4.85%*          4.79%          4.63%          4.50%          4.97%
                                                              =====================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands)   $ 33,354        $ 27,868       $ 22,745       $ 17,424       $  7,416
                                                              =====================================================================
                   Portfolio turnover .....................       8.51%          39.93%         41.39%         37.90%         83.48%
                                                              =====================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
++    Effective April 14, 2003, Class D Shares were redesignated Class A Shares.
@     Aggregate total investment return.

      See Notes to Financial Statements.


        MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND    JANUARY 31, 2004      15

[LOGO] Merrill Lynch Investment Managers

                                                                                              Class B
                                                             --------------------------------------------------------------------
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended                  For the Year Ended July 31,
                                                             January 31,      ---------------------------------------------------
Increase (Decrease) in Net Asset Value:                          2004            2003           2002           2001         2000
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period ...   $  10.22        $  10.43       $  10.48       $   9.93     $  10.60
                                                              -------------------------------------------------------------------
                   Investment income--net .................        .23+            .46+           .44            .42          .45
                   Realized and unrealized gain (loss) on
                    investments--net ......................        .34            (.22)          (.05)           .55         (.49)
                                                              -------------------------------------------------------------------
                   Total from investment operations .......        .57             .24            .39            .97         (.04)
                                                              -------------------------------------------------------------------
                   Less dividends and distributions:
                      Investment income--net ..............       (.23)           (.45)          (.44)          (.42)        (.45)
                      In excess of realized gain on
                       investments--net ...................         --              --             --             --         (.18)
                                                              -------------------------------------------------------------------
                   Total dividends and distributions ......       (.23)           (.45)          (.44)          (.42)        (.63)
                                                              -------------------------------------------------------------------
                   Net asset value, end of period .........   $  10.56        $  10.22       $  10.43       $  10.48     $   9.93
                                                              ===================================================================
=================================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share .....       5.64%@          2.34%          3.80%          9.95%        (.08%)
                                                              ===================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                   Expenses, net of reimbursement .........       1.31%*          1.34%          1.35%          1.30%        1.23%
                                                              ===================================================================
                   Expenses ...............................       1.32%*          1.34%          1.35%          1.30%        1.23%
                                                              ===================================================================
                   Investment income--net .................       4.45%*          4.37%          4.21%          4.12%        4.56%
                                                              ===================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands)   $ 39,933        $ 44,968       $ 62,716       $ 72,173     $ 85,195
                                                              ===================================================================
                   Portfolio turnover .....................       8.51%          39.93%         41.39%         37.90%       83.48%
                                                              ===================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


16      MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND    JANUARY 31, 2004

                                                                                              Class C
                                                             ---------------------------------------------------------------------
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended                  For the Year Ended July 31,
                                                             January 31,      ----------------------------------------------------
Increase (Decrease) in Net Asset Value:                          2004            2003           2002           2001          2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period ...   $  10.21        $  10.42       $  10.47       $   9.93      $  10.60
                                                              --------------------------------------------------------------------
                   Investment income--net .................        .23+            .45+           .43            .41           .44
                   Realized and unrealized gain (loss) on
                    investments--net ......................        .34            (.22)          (.05)           .54          (.49)
                                                              --------------------------------------------------------------------
                   Total from investment operations .......        .57             .23            .38            .95          (.05)
                                                              --------------------------------------------------------------------
                   Less dividends and distributions:
                      Investment income--net ..............       (.22)           (.44)          (.43)          (.41)         (.44)
                      In excess of realized gain on
                       investments--net ...................         --              --             --             --          (.18)
                                                              --------------------------------------------------------------------
                   Total dividends and distributions ......       (.22)           (.44)          (.43)          (.41)         (.62)
                                                              --------------------------------------------------------------------
                   Net asset value, end of period .........   $  10.56        $  10.21       $  10.42       $  10.47      $   9.93
                                                              ====================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share .....       5.70%@          2.24%          3.70%          9.74%         (.18%)
                                                              ====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                   Expenses, net of reimbursement .........       1.41%*          1.44%          1.45%          1.40%         1.33%
                                                              ====================================================================
                   Expenses ...............................       1.42%*          1.44%          1.45%          1.40%         1.33%
                                                              ====================================================================
                   Investment income--net .................       4.35%*          4.28%          4.12%          4.01%         4.46%
                                                              ====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands)   $ 15,978        $ 15,505       $ 13,375       $ 10,388      $  8,121
                                                              ====================================================================
                   Portfolio turnover .....................       8.51%          39.93%         41.39%         37.90%        83.48%
                                                              ====================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


        MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND    JANUARY 31, 2004      17

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (concluded)

                                                                                              Class I
                                                             ----------------------------------------------------------------------
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended                 For the Year Ended July 31,++
                                                             January 31,      -----------------------------------------------------
Increase (Decrease) in Net Asset Value:                          2004            2003           2002           2001           2000
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period ...   $  10.21        $  10.43       $  10.48       $   9.93       $  10.60
                                                              ---------------------------------------------------------------------
                   Investment income--net .................        .25+            .50+           .49            .47            .50
                   Realized and unrealized gain (loss) on
                    investments--net ......................        .35            (.21)          (.05)           .55           (.49)
                                                              ---------------------------------------------------------------------
                   Total from investment operations .......        .60             .29            .44           1.02            .01
                                                              ---------------------------------------------------------------------
                   Less dividends and distributions:
                      Investment income--net ..............       (.25)           (.51)          (.49)          (.47)          (.50)
                      In excess of realized gain on
                       investments--net ...................         --              --             --             --           (.18)
                                                              ---------------------------------------------------------------------
                   Total dividends and distributions ......       (.25)           (.51)          (.49)          (.47)          (.68)
                                                              ---------------------------------------------------------------------
                   Net asset value, end of period .........   $  10.56        $  10.21       $  10.43       $  10.48       $   9.93
                                                              =====================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share .....       6.02%@          2.75%          4.33%         10.51%           .42%
                                                              =====================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                   Expenses, net of reimbursement .........        .80%*           .83%           .84%           .79%           .72%
                                                              =====================================================================
                   Expenses ...............................        .81%*           .83%           .84%           .79%           .72%
                                                              =====================================================================
                   Investment income--net .................       4.95%*          4.88%          4.72%          4.62%          5.07%
                                                              =====================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands)   $ 34,546        $ 23,582       $ 20,723       $ 23,969       $ 24,742
                                                              =====================================================================
                   Portfolio turnover .....................       8.51%          39.93%         41.39%         37.90%         83.48%
                                                              =====================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
++    Effective April 14, 2003, Class A Shares were redesignated Class I Shares.
@     Aggregate total investment return.

      See Notes to Financial Statements.


18      MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND    JANUARY 31, 2004

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch New Jersey Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.


        MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND    JANUARY 31, 2004      19

[LOGO] Merrill Lynch Investment Managers

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Expenses -- Certain expenses have been allocated to the individual funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Trust.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion. For the six months ended January 31, 2004, FAM reimbursed the Fund in the amount of $4,881.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                    Account         Distribution
                                                Maintenance Fee          Fee
--------------------------------------------------------------------------------
Class A ................................              .10%               --
Class B ................................              .25%              .25%
Class C ................................              .25%              .35%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 2004, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                     FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ............................               $ 1,735               $11,826
Class I ............................               $   319               $ 1,612
--------------------------------------------------------------------------------

For the six months ended January 31, 2004, MLPF&S received contingent deferred sales charges of $12,187 and $1,718 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended January 31, 2004, the Fund reimbursed FAM $1,144 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.


20      MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND    JANUARY 31, 2004

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2004 were $11,507,738 and $9,379,117, respectively.

Net realized losses for the six months ended January 31, 2004 and net unrealized gains (losses) as of January 31, 2004 were as follows:

-------------------------------------------------------------------------------
                                                  Realized          Unrealized
                                                   Losses         Gains (Losses)
-------------------------------------------------------------------------------
Long-term investments ..................        $  (139,724)        $ 9,184,221
Forward interest rate swaps ............            (74,820)           (133,182)
                                                -------------------------------
Total ..................................        $  (214,544)        $ 9,051,039
                                                ===============================

As of January 31, 2004, net unrealized appreciation for Federal income tax purposes aggregated $9,242,011, of which $9,258,400 related to appreciated securities and $16,389 related to depreciated securities. The aggregate cost of investments at January 31, 2004 for Federal income tax purposes was $113,835,280.

4. Beneficial Interest Transactions:

Net increase (decrease) in net assets derived from beneficial interest transactions was $8,202,603 and $(5,377,948) for the six months ended January 31, 2004 and for the year ended July 31, 2003, respectively.

Transactions in shares of beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended January 31, 2004                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           129,099       $  1,350,129
Automatic conversion of shares ...........           460,117          4,776,842
Shares issued to shareholders in
  reinvestment of dividends ..............            38,065            397,731
                                                 ------------------------------
Total issued .............................           627,281          6,524,702
Shares redeemed ..........................          (196,565)        (2,044,959)
                                                 ------------------------------
Net increase .............................           430,716       $  4,479,743
                                                 ==============================

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2003                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           104,547       $  1,093,270
Automatic conversion of shares ...........           701,583          7,355,892
Shares issued to shareholders in
  reinvestment of dividends ..............            59,851            625,112
                                                 ------------------------------
Total issued .............................           865,981          9,074,274
Shares redeemed ..........................          (319,799)        (3,345,962)
                                                 ------------------------------
Net increase .............................           546,182       $  5,728,312
                                                 ==============================

-------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended January 31, 2004                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           110,283       $  1,146,997
Shares issued to shareholders in
  reinvestment of dividends ..............            43,102            449,801
                                                 ------------------------------
Total issued .............................           153,385          1,596,798
Automatic conversion of shares ...........          (460,185)        (4,776,842)
Shares redeemed ..........................          (313,077)        (3,257,040)
                                                 ------------------------------
Net decrease .............................          (619,877)      $ (6,437,084)
                                                 ==============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2003                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           510,000       $  5,324,097
Shares issued to shareholders in
  reinvestment of dividends ..............           111,415          1,162,121
                                                 ------------------------------
Total issued .............................           621,415          6,486,218
Automatic conversion of shares ...........          (701,893)        (7,355,892)
Shares redeemed ..........................        (1,532,628)       (15,992,744)
                                                 ------------------------------
Net decrease .............................        (1,613,106)      $(16,862,418)
                                                 ==============================

-------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended January 31, 2004                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           111,494       $  1,161,136
Shares issued to shareholders in
  reinvestment of dividends ..............            20,850            217,598
                                                 ------------------------------
Total issued .............................           132,344          1,378,734
Shares redeemed ..........................          (137,014)        (1,427,015)
                                                 ------------------------------
Net decrease .............................            (4,670)      $    (48,281)
                                                 ==============================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 2003                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           453,177       $  4,738,275
Shares issued to shareholders in
  reinvestment of dividends ..............            38,428            400,860
                                                 ------------------------------
Total issued .............................           491,605          5,139,135
Shares redeemed ..........................          (256,473)        (2,685,347)
                                                 ------------------------------
Net increase .............................           235,132       $  2,453,788
                                                 ==============================


        MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND    JANUARY 31, 2004      21

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

-------------------------------------------------------------------------------
Class I Shares for the Six Months                                      Dollar
Ended January 31, 2004                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,007,758       $ 10,669,035
Shares issued to shareholders
  in reinvestment of dividends ...........            20,708            216,136
                                                 ------------------------------
Total issued .............................         1,028,466         10,885,171
Shares redeemed ..........................           (65,103)          (676,946)
                                                 ------------------------------
Net increase .............................           963,363       $ 10,208,225
                                                 ==============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended July 31, 2003                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           555,282       $  5,755,837
Shares issued to shareholders
  in reinvestment of dividends ...........            43,165            450,373
                                                 ------------------------------
Total issued .............................           598,447          6,206,210
Shares redeemed ..........................          (277,480)        (2,903,840)
                                                 ------------------------------
Net increase .............................           320,967       $  3,302,370
                                                 ==============================

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended January 31, 2004.

6. Capital Loss Carryforward:

On July 31, 2003, the Fund had a net capital loss carryforward of $10,342,635, of which $2,332,249 expires in 2008, $6,200,024 expires in 2009 and $1,810,362 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.


22      MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND    JANUARY 31, 2004

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND    JANUARY 31, 2004      23

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Merrill Lynch New Jersey Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

                                                                  #11298 -- 1/04

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Reserved

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Reserved

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11 - Exhibits attached hereto

11(a) - Not Applicable

11(b) - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Merrill Lynch New Jersey Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust


        By: /s/ Terry K. Glenn
            ------------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch New Jersey Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust

        Date: March 19, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            ------------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch New Jersey Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust

        Date: March 19, 2004


        By: /s/ Donald C. Burke
            ------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Merrill Lynch New Jersey Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust

        Date: March 19, 2004